UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2006

CERAGENIX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50470	84-1561463
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

1444 Wazee Street, Suite 210, Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (720) 946-6440

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

 The following sets forth the information required by Item 701 of Regulation S-B with respect to the unregistered sales of equity securities by Ceragenix Pharmaceuticals, Inc., a Delaware corporation (the “Company”), completed on April 3, 2006:

Warrant Exercise

a.      On April 3, 2006, the Company completed the sale of an aggregate of 1,104,225 shares of common stock, $.0001 par value (“Common Stock”) at a price of $2.00 per share pursuant to the exercise of issued and outstanding warrants. The Company received gross proceeds of $2,208,450 from the exercise of the warrants. The warrants had been sold in private placements that were completed in April 2005.

b.      The Securities were sold exclusively to persons who qualified as “accredited investors” within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the “Securities Act”). There were an aggregate of 53 accredited investors who participated in the offering. The shares issued upon exercise of the warrants were “restricted securities” under the Securities Act. The Company has agreed to register for resale under the Securities Act, the shares of Common Stock underlying the Warrants.

c.      The Company is obligated to pay $5,250 in commissions in connection with the warrant exercise.

d.      The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(2) and Rule 506 or Regulation D thereunder. Each of the investors in the offering qualified as an “accredited investor” within the meaning of Rule 501(a) of Regulation D. In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer. We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided each investor in the offering with disclosure of all aspects of our business, including providing each investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information. Based on our investigation, we believed that each accredited investor obtained all information regarding the Company that they requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.      The exercise terms of the Warrants are described in Item 3.02(a) above.

f.       The proceeds of the warrant exercises will be used to provide working capital to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ceragenix Pharmaceuticals, Inc.
(Registrant)

Dated: April 5, 2006	/s/ Jeffrey S. Sperber
Jeffrey S. Sperber, Chief Financial Officer